UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
16767 N. Perimeter Drive, Suite 110
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 245-5960
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Our 2026 annual meeting of stockholders was held on May 20, 2026. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.
Proposal 1. The election to our Board of Directors of seven nominees for director to serve for the term expiring on the date of the next annual meeting of stockholders in 2027 or until his or her successors are elected and qualified. In accordance with the results below, each nominee was elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew E. Rubel	9,883,056	970,567	4,691	1,869,918
Ronald V. DaVella	10,104,633	748,990	4,691	1,869,918
Jefferson Gramm	10,781,916	71,706	4,692	1,869,918
Christopher M. Grandpre	10,198,649	654,974	4,691	1,869,918
Sandra R.A. Karrmann	10,223,126	630,587	4,601	1,869,918
Milind Pant	10,172,880	625,872	59,562	1,869,918
Sanjiv Razdan	10,809,749	45,007	3,558	1,869,918
Proposal 2. The approval, on an advisory basis, of the compensation of our named executive officers. In accordance with the results below, the compensation of our named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,511,822	342,867	3,625	1,869,918
Proposal 3. The approval, on an advisory basis, of the frequency of an advisory vote on the compensation of our named executive officers. In accordance with the results below, an annual non-binding advisory vote on the compensation of our named executive officers was approved.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
10,377,647	14,654	461,226	4,787	1,869,918
In light of these results, we will hold future advisory votes on the compensation of our named executive officers on an annual basis until the occurrence of the next advisory vote to determine the frequency of such vote or until our Board of Directors otherwise determines that a different frequency is in the best interests of our company and its stockholders.

Proposal 4. The ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2026. In accordance with the results below, the appointment of BDO USA, P.C. was ratified.

Votes For	Votes Against	Abstentions
12,716,958	9,364	1,910
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JOINT CORP.

Date:	May 21, 2026	By:	/s/ Sanjiv Razdan
Sanjiv Razdan
President and Chief Executive Officer